                                                                    EXHIBIT 10.1
--------------------------------------------------------------------------------

                                                                  POLICY NUMBER:
                                                                      445-86-62


                  [LOGO OF AMERICAN INTERNATIONAL COMPANIES]

         DIRECTORS, OFFICERS AND CORPORATE LIABILITY INSURANCE POLICY

[_]AIU Insurance Company                               [_]Illinois National Insurance Company
[_]American Global Insurance Company                   [X]National Union Fire Insurance Company of Pittsburgh, Pa
[_]Granite State Insurance Company                     [_]National Union Fire Insurance Company of Louisiana
[_]New Hampshire Insurance Company                     [_]Birmingham Fire Insurance Company of Pennsylvania

               (each of the above being a capital stock company)
     __________________________________________________________________

NOTICE:   EXCEPT TO SUCH EXTENT AS MAY OTHERWISE BE PROVIDED HEREIN, THE
COVERAGE OF THIS POLICY IS GENERALLY LIMITED TO LIABILITY FOR ONLY THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD AND REPORTED IN WRITING TO THE INSURER PURSUANT TO THE TERMS HEREIN. PLEASE READ THE POLICY CAREFULLY AND DISCUSS THE COVERAGE THEREUNDER WITH YOUR INSURANCE AGENT OR BROKER.

NOTICE:   THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL
BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.

NOTICE:   THE INSURER DOES NOT ASSUME ANY DUTY TO DEFEND; HOWEVER, THE INSURER
MUST ADVANCE DEFENSE COSTS PAYMENTS PURSUANT TO THE TERMS HEREIN PRIOR TO THE FINAL DISPOSITION OF A CLAIM.

                                  DECLARATIONS

ITEM 1.           NAMED CORPORATION:                          VENCOR INC

                  MAILING ADDRESS:                            3300 PROIVIDIAN CENTER
                                                              LOUISVILLE, KY 40202

                  STATE OF INCORPORATION OF THE NAMED CORPORATION:                                       Delaware


ITEM 2.           SUBSIDIARY COVERAGE: any past, present or future Subsidiary of the Named Corporation

ITEM 3.           POLICY PERIOD:                              From:  September 28, 1995             To:  September 28, 1996
                  (12:01 AM standard time at the address stated in Item 1.)

ITEM 4.           LIMIT OF LIABILITY: $20,000,000                      aggregate for Coverages A and B combined
                                                                       (including Defense Costs)

ITEM 5.           RETENTION:

                  SECURITIES CLAIMS
                  -----------------

                  Judgments & Settlements (all coverages)                    None


 62334 (5/95)                           1
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
            Defense Costs (non-Indemnifiable Loss)          None

            Defense Costs (Coverage B(i) and

            Indemnifiable Loss)          $ 200,000          for Loss arising from Claims alleging the
                                                            same Wrongful Act or related Wrongful Acts
                                                            (waivable under Clause 6 in certain
                                                            circumstances)

            OTHER CLAIMS:
            -------------

            Judgments, Settlements and Defense
            Costs (non-Indemnifiable Loss)                  None


            Judgments, Settlements and Defense
            Costs (Indemnifiable Loss)   $200,000           for Loss arising from Claims alleging the
                                                            same Wrongful Act or related Wrongful Acts

ITEM 6.     CONTINUITY DATES:

            A.   Coverages A and B(ii):                     September 01, 1989

            B.   Coverage B(i):                             September 28, 1995

            C.   Outside Entity Coverage: Per Outside Entity, see endorsement # 15, 16, 17 & 18

ITEM 7.     PREMIUM: $335,000 + $ 5,025 KY Surcharge

ITEM 8.     NAME AND ADDRESS OF INSURER ("Insurer"):
            (This policy is issued only by the insurance company indicated below.)

            National Union Fire Insurance Company of Pittsburgh, Pa.
            70 Pine Street
            New York, NY 10270

IN WITNESS WHEREOF, the Insurer has caused this policy to be signed by its President and Secretary and signed on the Declarations Page by a duly authorized representative of the Insurer.



          /s/ Elizabeth M. Tuck                   [SIGNATURE ILLEGIBLE]
               SECRETARY                               PRESIDENT

     ALEXANDER & ALEXANDER
     TWO PRUDENTIAL PLAZA
     CHICAGO, IL 60601-6714

                                                   [SIGNATURE ILLEGIBLE]
                                                   --------------------------
                                                   AUTHORIZED REPRESENTATIVE
                           11-27-95                   LOUISVILLE, KY
                         ---------------------        ----------------
                         COUNTERSIGNATURE DATE        COUNTERSIGNED AT

                                       2
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

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         DIRECTORS, OFFICERS AND CORPORATE LIABILITY INSURANCE POLICY

In consideration of the payment of the premium, and in reliance upon the statements made to the Insurer by application forming a part hereof and its attachments and the material incorporated therein, the insurance company designated in Item 8 of the Declarations, herein called the "Insurer", agrees as follows:

1.   INSURING AGREEMENTS

     COVERAGE A: DIRECTORS AND OFFICERS INSURANCE

     This policy shall pay the Loss of each and every Director or Officer of the Company arising from a Claim first made against the Directors or Officers during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act in their respective capacities as Directors or Officers of the Company, except when and to the extent that the Company has indemnified the Directors or Officers. The Insurer shall, in accordance with and subject to Clause 8, advance Defense Costs of such Claim prior to its final disposition.

     COVERAGE B: CORPORATE LIABILITY INSURANCE

     This policy shall pay the Loss of the Company arising from a:

          (i)  Securities Claim first made against the Company, or

          (ii) Claim first made against the Directors or Officers,

     during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act, but, in the case of (ii) above, only when and to the extent that the Company has indemnified the Directors or Officers for such Loss pursuant to law, common or statutory, or contract, or the Charter or By-laws of the Company duly effective under such law which determines and defines such rights of indemnity. The Insurer shall, in accordance with and subject to Clause 8, advance Defense Costs of such Claim prior to its final disposition.

2.   DEFINITIONS

     (a)  "Claim" means:

          (1)  a written demand for monetary or non-monetary relief, or
          (2) a civil, criminal, or administrative proceeding for monetary or non-monetary relief which is commenced by:
               (i)  service of a complaint or similar pleading; or
               (ii) return of an indictment (in the case of a criminal
                    proceeding); or
               (iii) receipt or filing of a notice of charges.

          The term "Claim" shall include a Securities Claim; provided, however, that with respect to Coverage B(i) only, Claim or Securities Claim shall not mean a criminal or administrative proceeding against the Company.

     (b) The "Company" means the Named Corporation designated in Item I of the Declarations and any Subsidiary thereof.

                                       1
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

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     (c) "Continuity Date" means the date set forth in:

          (1) Item 6A of the Declarations with respect to Coverages A and B(ii); or

          (2)  Item 6B of the Declarations with respect to Coverage B(i); or

          (3) Item 6C of the Declarations with respect to Coverages A or B for a Claim against an Insured arising out of such Insured serving as a director, officer, trustee or governor of an Outside Entity.


     (d) "Defense Costs" means reasonable and necessary fees, costs and expenses consented to by the Insurer (including premiums for any appeal bond, attachment bond or similar bond, but without any obligation to apply for or furnish any such bond) resulting solely from the investigation, adjustment, defense and appeal of a Claim against the Insureds, but excluding salaries of Officers or employees of the Company.

     (e)  "Director(s) or Officer(s)" or "Insured(s)" means:

          (1) with respect to Coverages A and B(ii), any past, present or future duly elected or appointed directors or officers of the Company. In the event the Named Corporation or a Subsidiary thereof operates outside the United States, then the term "Director(s) or Officer(s)" or "Insured(s)" also means those titles, positions or capacities in such foreign Named Corporation or Subsidiary which is equivalent to the position of Director or Officer in a corporation incorporated within the United States. Coverage will automatically apply to all new Directors and Officers after the inception date of this policy;

          (2)  with respect to Coverage B(i) only, the Company.

     (f)  "Listed Event" means any of the following events:

          (1) any event for which the Company has reported or is required to report on Form 8-K filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934; or


          (2) any restatement or correction of a Company financial statement contained in any document filed with the Securities and Exchange Commission; or

          (3) any statement or disclosure made by or on the behalf of the Company relating to a prior forecast, estimate or projection of the Company's earnings or sales made by or on the behalf of the Company, which statement or disclosure represents a greater than 15% change from such prior forecast, estimate or projection.

     (g) "Loss" means damages, judgments, settlements and Defense Costs; however, Loss shall not include civil or criminal fines or penalties imposed by law, punitive or exemplary damages, the multiplied portion of multiplied damages, taxes, any amount for which the Insureds are not financially liable or which are without legal recourse to the Insureds, or matters which may be deemed uninsurable under the law pursuant to which this policy shall be construed.

                                       2
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

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          Further, with respect to Coverage B only, Loss shall not include damages, judgments or settlements arising out of a Claim alleging that the Company paid an inadequate or unfair price or consideration for the purchase of its own securities or the securities of a subsidiary.

          Notwithstanding the foregoing, with respect to Coverage B(i) only and subject to the other terms, conditions and exclusions of the policy, Loss shall include punitive damages (if insurable by law) imposed upon the Company.

     (h) "No Liability" means with respect to a Securities Claim made against the Insured(s): (1) a final judgment of no liability obtained prior to trial, in favor of all Insureds, by reason of a motion to dismiss or a motion for summary judgment, after the exhaustion of all appeals; or
          (2) a final judgment of no liability obtained after trial, in favor of all Insureds, after the exhaustion of all appeals. In no event shall the term "No Liability" apply to a Securities Claim made against an Insured for which a settlement has occurred.

     (i)  "Outside Entity" means:

          (1) a not-for-profit organization under section 501(c)(3) of the Internal Revenue Code of 1986 (as amended); or

          (2) any other corporation, partnership, joint venture or other organization listed by endorsement to this policy.

     (J) "Policy Period" means the period of time from the inception date shown in Item 3 of the Declarations to the earlier of the expiration date shown in Item 3 of the Declarations or the effective date of cancellation of this policy; however, to the extent that coverage under this policy replaces coverage in other policies terminating at noon standard time on the inception date of such coverage hereunder, then such coverage as is provided by this policy shall not become effective until such other coverage has terminated.

     (k) "Securities Claim" means a Claim made against an Insured which alleges a violation of the Securities Act of 1933 or the Securities Exchange Act of 1934, rules or regulations promulgated thereunder, the securities laws of any state, or any foreign jurisdiction, and which alleges a Wrongful Act in connection with the claimant's purchase or sale of; or the offer to purchase or sell to the claimant, any securities of the Company, whether on the open market or arising from a public or private offering of securities by the Company.

     (l)  "Subsidiary" means:

          (1) a corporation of which the Named Corporation owns on or before the inception of the Policy Period more than 50% of the issued and outstanding voting stock either directly, or indirectly through one or more of its Subsidiaries;

          (2) automatically a corporation whose assets total less than 10% of the total consolidated assets of the Company as of the inception date of this policy, which corporation becomes a Subsidiary during the Policy Period. The Named Corporation shall provide the Insurer with full particulars of the new Subsidiary before the end of the Policy Period;

                                        3
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

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          (3)  a corporation which becomes a Subsidiary during the Policy Period
               (other than a corporation described in paragraph (2) above) but only upon the condition that within 90 days of its becoming a Subsidiary, the Named Corporation shall have provided the Insurer with full particulars of the new Subsidiary and agreed to any additional premium and/or amendment of the provisions of this policy required by the Insurer relating to such new Subsidiary. Further, coverage as shall be afforded to the new Subsidiary is conditioned upon the Named Corporation paying when due any additional premium required by the Insurer relating to such new Subsidiary.


          A corporation becomes a Subsidiary when the Named Corporation owns more than 50% of the issued and outstanding voting stock, either directly, or indirectly through one or more of its Subsidiaries. A corporation ceases to be a Subsidiary when the Named Corporation ceases to own more than 50% of the issued and outstanding voting stock, either directly, or indirectly through one or more of its Subsidiaries.


          In all events, coverage as is afforded with respect to a Claim made against a Subsidiary or any Director or Officer thereof shall only apply for Wrongful Acts committed or allegedly committed after the effective time that such Subsidiary became a Subsidiary and prior to the time that such Subsidiary ceased to be a Subsidiary.


     (m)  "Wrongful Act" means:


          (1) with respect to individual Directors or Officers, any breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Directors or Officers of the Company in their respective capacities as such, or any matter claimed against them solely by reason of their status as Directors or Officers of the Company, or any matter claimed against them arising out of their serving as a director, officer, trustee or governor of an Outside Entity in such capacities, but only if such service is at the specific written request or direction of the Company,


          (2) with respect to the Company, any breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Company, but solely as respects a Securities Claim.

3  EXTENSIONS


     Subject otherwise to the terms hereof, this policy shall cover Loss arising from a Claim made against the estates, heirs, or legal representatives of deceased Directors or Officers, and the legal representatives of Directors or Officers in the event of incompetency, insolvency or bankruptcy, who were Directors or Officers at the time the Wrongful Acts upon which such Claims are based were committed.


     Subject otherwise to the terms hereof, this policy shall cover Loss arising from a Claim made against the lawful spouse (whether such status is derived by reason of statutory law, common law or otherwise of any applicable jurisdiction in the world) of an individual Director or Officer for a Claim arising solely out of his or her status as the spouse of an individual Director or Officer, including a Claim that seeks damages recoverable from marital community property, property jointly held by the individual Director or Officer and the spouse, or property transferred from the individual Director or Officer to the spouse; provided, however, that this extension shall not afford coverage for any Claim for any actual or alleged Wrongful Act of the spouse, but shall apply only to Claims arising out of any actual or alleged Wrongful Acts of an individual Director or Officer, subject to the policy's terms, conditions and exclusions.

 62335 (5/95)                           4
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

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4.   EXCLUSIONS

     The Insurer shall not be liable to make any payment for Loss in connection with a Claim made against an Insured:

     (a) arising out of, based upon or attributable to the gaining in fact of any profit or advantage to which an Insured was not legally entitled;

     (b) arising out of, based upon or attributable to: (1) profits in fact made from the purchase or sale by an Insured of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law; or (2) payments to an Insured of any remuneration without the previous approval of the stockholders of the Company, which payment without such previous approval shall be held to have been illegal;

     (c) arising out of, based upon or attributable to the committing in fact of any criminal or deliberate fraudulent act;

     [The Wrongful Act of a Director or Officer shall not be imputed to any other Director or Officer for the purpose of determining the applicability of the foregoing exclusions 4(a) through 4(c)]

     (d) alleging, arising out of, based upon or attributable to the facts alleged, or to the same or related Wrongful Acts alleged or contained, in any claim which has been reported, or in any circumstances of which notice has been given, under any policy of which this policy is a renewal or replacement or which it may succeed in time;

     (e) alleging, arising out of, based upon or attributable to any pending or prior litigation as of the Continuity Date, or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation;

     (f) alleging, arising out of, based upon or attributable to a Listed Event that occurs no later than 90 days subsequent to the Continuity Date; provided, however, that this exclusion shall only apply with respect to coverage which would have otherwise been afforded under Coverage B(i) of the policy;

     (g) with respect to serving as a director, officer, trustee or governor of an Outside Entity, for any Wrongful Act occurring prior to the Continuity Date if the Insured knew or could have reasonably foreseen that such Wrongful Act could lead to a Claim under this policy;

     (h) alleging, arising out of, based upon or attributable to any actual or alleged act or omission of the Directors or Officers serving in their capacities as directors, officers, trustees or governors of any other entity other than the Company or an Outside Entity, or by reason of their status as directors, officers, trustees or governors of such other entity;

     (i) which is brought by any Insured or by the Company; or which is brought by any security holder of the Company, whether directly or derivatively, unless such security holder's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, any Insured or the Company; provided, however, this

                                       5
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

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          exclusion shall not apply to a wrongfUl termination of employment
          Claim brought by a former employee other than a former employee who is or was a Director of the Company;

     (j) for any Wrongful Act arising out of the Insured serving as a director, officer, trustee or governor of an Outside Entity if such Claim is brought by the Outside Entity or by any director or officer thereof; or which is brought by any security holder of the Outside Entity, whether directly or derivatively, unless such security holder's Claim is instigated and continued totally independent of; and totally without the solicitation of; or assistance of; or active participation of; or intervention of; the Outside Entity, any director or officer thereof, the Company or an Insured.

     (k) for bodily injury, sickness, disease, death or emotional distress of any person, or damage to or destruction of any tangible property, including the loss of use thereof, or for injury from libel or slander or defamation or disparagement, or for injury from a violation of a person's right of privacy;

     (l) alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly:

          (1) the actual, alleged or threatened discharge, dispersal, release or escape of pollutants; or

          (2) any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants,

          Including but not limited to a Claim alleging damage to the Company or its securities holders.

          Pollutants include (but is not limited to) any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes (but is not limited to) materials to be recycled, reconditioned or reclaimed;

     (m) for violation(s) of any of the responsibilities, obligations or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974, or amendments thereto or any similar provisions of state statutory law or common law.


5.   LIMIT OF LIABILITY (FOR ALL LOSS - INCLUDING DEFENSE COSTS)

     The Limit of Liability stated in Item 4 of the Declarations is the limit of the Insurer's liability for all Loss, under Coverage A and Coverage B combined, arising out of any Claim first made against the Insureds during the Policy Period and the Discovery Period (if applicable); however, the Limit of Liability for the Discovery Period shall be part of, and not in addition to, the Limit of Liability for the Policy Period. Further, a Claim which is made subsequent to the Policy Period or Discovery Period (if applicable) which pursuant to Clause 7(b) or 7(c) is considered made during the Policy Period or Discovery Period shall also be subject to the aggregate Limit of Liability stated in Item 4 of the Declarations.

     DEFENSE COSTS ARE NOT PAYABLE BY THE INSURER IN ADDITION TO THE LIMIT OF LIABILITY. DEFENSE COSTS ARE PART OF LOSS AND AS SUCH ARE SUBJECT TO THE LIMIT OF LIABILITY FOR LOSS.

                                       6
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6.   RETENTION CLAUSE

     The Insurer shall only be liable for the amount of Loss arising from a Claim which is in excess of the Retention amount stated in Item 5 of the Declarations, such Retention amount to be borne by the Company and/or the Insureds and shall remain uninsured, with regard to all Loss under: (i) Coverage A or B(ii) for which the Company has indemnified or is permitted or required to indemnify the Director(s) or Officer(s) ("Indemnifiable Loss"); or (ii) Coverage B(i). A single Retention amount shall apply to Loss arising from all Claims alleging the same Wrongful Act or related Wrongful Acts.

     Notwithstanding the foregoing, solely with respect to a Securities Claim under this policy, the Retention shall only apply to Defense Costs; provided, however, no Retention shall apply for a Securities Claim even as respects Defense Costs in the event of a determination of No Liability of all Insureds, and the Insurer shall thereupon reimburse such Defense Costs paid by the Insured.

7.   NOTICE/CLAIM REPORTING PROVISIONS

     NOTICE HEREUNDER SHALL BE GIVEN IN WRITING TO THE INSURER NAMED IN ITEM 8 OF THE DECLARATIONS AT THE ADDRESS INDICATED IN ITEM 8 OF THE DECLARATIONS. IF MAILED, THE DATE OF MAILING SHALL CONSTITUTE THE DATE THAT SUCH NOTICE WAS GIVEN AND PROOF OF MAILING SHALL BE SUFFICIENT PROOF OF NOTICE.

     (a) The Company or the Insureds shall, as a condition precedent to the obligations of the Insurer under this policy, give written notice to the Insurer of a Claim made against an Insured as soon as practicable and either:

          (1) anytime during the Policy Period or during the Discovery Period (if applicable); or

          (2) within 30 days after the end of the Policy Period or the Discovery Period (if applicable), as long as such Claim(s) is reported no later than 30 days after the date such Claim was first made against an Insured.

     (b) If written notice of a Claim has been given to the Insurer pursuant to Clause 7(a) above, then a Claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to the facts alleged in the Claim for which such notice has been given, or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged in the Claim of which such notice has been given, shall be considered made at the time such notice was given.

     (c) If during the Policy Period or during the Discovery Period (if applicable) the Company or the Insureds shall become aware of any circumstances which may reasonably be expected to give rise to a Claim being made against the Insureds and shall give written notice to the Insurer of the circumstances and the reasons for anticipating such a Claim, with full particulars as to dates, persons and entities involved, then a Claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to such circumstances or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged or contained in such circumstances, shall be considered made at the time such notice of such circumstances was given.

                                       7
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8.   DEFENSE COSTS, SETTLEMENTS, JUDGMENTS (INCLUDING THE ADVANCEMENT OF DEFENSE
     COSTS)

     Under both Coverage A and Coverage B of this policy, except as hereinafter stated, the Insurer shall advance, at the written request of the Insured, Defense Costs prior to the final disposition of a Claim. Such advance payments by the Insurer shall be repaid to the Insurer by the Insureds or the Company, severally according to their respective interests, in the event and to the extent that the Insureds or the Company shall not be entitled under the terms and conditions of this policy to payment of such Loss.

     THE INSURER DOES NOT, HOWEVER, UNDER THIS POLICY, ASSUME ANY DUTY TO DEFEND. THE INSUREDS SHALL DEFEND AND CONTEST ANY CLAIM MADE AGAINST THEM. THE INSUREDS SHALL NOT ADMIT OR ASSUME ANY LIABILITY, ENTER INTO ANY SETTLEMENT AGREEMENT, STIPULATE TO ANY JUDGMENT, OR INCUR ANY DEFENSE COSTS WITHOUT THE PRIOR WRITTEN CONSENT OF THE INSURER. ONLY THOSE SETTLEMENTS, STIPULATED JUDGMENTS AND DEFENSE COSTS WHICH HAVE BEEN CONSENTED TO BY THE INSURER SHALL BE RECOVERABLE AS LOSS UNDER THE TERMS OF THIS POLICY. THE INSURER'S CONSENT SHALL NOT BE UNREASONABLY WITHHELD, PROVIDED THAT THE INSURER SHALL BE ENTITLED TO EFFECTIVELY ASSOCIATE IN THE DEFENSE AND THE NEGOTIATION OF ANY SETTLEMENT OF ANY CLAIM.

     The Insurer shall have the right to effectively associate with the Company and the Insureds in the defense of any Claim that appears reasonably likely to involve the Insurer, including but not limited to negotiating a settlement. The Company and the Insureds shall give the Insurer full cooperation and such information as it may reasonably require.

     The Insurer may make any settlement of any Claim it deems expedient with respect to any Insured subject to such Insured's written consent. If any Insured withholds consent to such settlement, the Insurer's liability for all Loss on account of such Claim shall not exceed the amount for which the Insurer could have settled such Claim plus Defense Costs incurred as of the date such settlement was proposed in writing by the Insurer.

     The Company is not covered in any respect under Coverage A; the Company is covered, subject to the policy's terms and conditions, only with respect to its indemnification of its Directors or Officers under Coverage B(ii) as respects a Claim against such Directors and Officers, and subject to the policy's terms and conditions, under Coverage B(i) for a Securities Claim made against the Company. Accordingly, the Insurer has no obligation under this policy for Defense Costs incurred by, judgments against or settlements by the Company arising out of a Claim made against the Company other than a covered Securities Claim, or any obligation to pay Loss arising out of any legal liability that the Company has to a claimant except as respects a covered Securities Claims against the Company.

     With respect to (i) Defense Costs jointly incurred by, (ii) any joint settlement made by, and/or (iii) any adjudicated judgment of joint and several liability against the Company and any Director or Officer, in connection with any Claim other than a Securities Claim, the Company and the Director(s) or Officer(s) and the Insurer agree to use their best efforts to determine a fair and proper allocation of the amounts as between the Company and the Director(s) or Officer(s) and the Insurer, taking into account the relative legal and financial exposures of and the relative benefits obtained by the Directors and Officers and the Company. In the event that a determination as to the amount of Defense Costs to be advanced under the policy cannot be agreed to, then the Insurer shall advance such Defense Costs which the Insurer states to be fair and proper until a different amount shall be agreed upon or determined pursuant to the provisions of this policy and applicable law.

 62335 (5/95)                           8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.   PRE-AUTHORIZED SECURITIES DEFENSE ATTORNEYS

     Only with respect to a Securities Claim:

     Affixed as Appendix A hereto and made a part of this policy is a list of Panel Counsel law firms ("Panel Counsel Firms"). The list provides the Insured a choice of law firms from which a selection of legal counsel shall be made to conduct the defense of any Securities Claim made against them.

     The Insureds shall select a Panel Counsel Firm to defend a Securities Claim made against the Insureds in the jurisdiction in which the Securities Claim is brought. In the event a Securities Claim is brought in a jurisdiction not included on the list, the Insureds shall select a Panel Counsel Firm in the listed jurisdiction which is the nearest geographic jurisdiction to either where the Securities Claim is brought or where the corporate headquarters of the Named Corporation is located. In such instance the Insureds also may, with the consent of the Insure, which consent shall not be unreasonably withheld, select a non-Panel Counsel Firm in the jurisdiction in which the Securities Claim is brought to function as "local counsel" on the Securities Claim to assist the Panel Counsel Firm which will function as "lead counsel" in conducting the defense of the Securities Claim.

     With the express prior written consent of the Insurer, an Insured may select a Panel Counsel Firm different from that selected by other Insured defendants if such selection is required due to an actual conflict of interest or is otherwise reasonably justifiable.

     The list of Panel Counsel Firms may be amended from time to time by the Insurer. However, no change shall be made to the specific list attached to this policy during the Policy Period without the consent of the Named Corporation. At the request of the Insured, the Insurer may in its discretion add to the attached list of Panel Counsel Firms for the purposes of defending a Securities Claim made against the Insured in any specified jurisdiction (including a jurisdiction not originally included in the Panel Counsel list) a Panel Counsel Firm not originally listed for such jurisdiction. The Insurer may in its discretion waive, in part or in whole, the provisions of this clause as respects a particular Claim.

10.  DISCOVERY CLAUSE

     Except as indicated below, if the Insurer or the Named Corporation shall cancel or refUse to renew this policy, the Named Corporation shall have the right, upon payment of an additional premium of 75% of the "full annual premium", to a period of one year following the effective date of such cancellation or nonrenewal (herein referred to as the Discovery Period) in which to give to the Insurer written notice of Claims first made against the Insureds during said one yew period for any Wrongful Act occurring prior to the end of the Policy Period and otherwise covered by this policy. As used herein, "full annual premium" means the premium level in effect immediately prior to the end of the Policy Period. The rights contained in this paragraph shall terminate, however, unless written notice of such election together with the additional premium due is received by the Insurer within 30 days of the effective date of cancellation or nonrenewal.

     In the event of a Transaction, as defined in Clause 12, the Named Corporation shall have the right, within 30 days before the end of the Policy Period, to request an offer from the Insurer of a Discovery Period (with respect to Wrongful Acts occurring prior to the effective time of the Transaction) for a period of no less than three years or for such longer or shorter period as the Named Corporation may request.

 62335 (5/95)                           9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Insurer shall offer such Discovery Period pursuant to such terms, conditions and premium as the Insurer may reasonably decide. In the event of a Transaction, the right to a Discovery Period shall not otherwise exist except as indicated in this paragraph.

     The additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancelable. This clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of premium.


11.  CANCELLATION CLAUSE

     This policy may be canceled by the Named Corporation at any time only by mailing written prior notice to the Insurer or by surrender of this policy to the Insurer or its authorized agent. This policy may also be canceled by or on behalf of the Insurer by delivering to the Named Corporation or by mailing to the Named Corporation, by registered, certified, or other first class mail, at the Named Corporation's address as shown in Item 1 of the Declarations, written notice stating when, not less than 60 days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

     If this policy shall be canceled by the Named Corporation, the Insurer shall retain the customary short rate proportion of the premium herein.

     If this policy shall be canceled by the Insurer, the Insurer shall retain the pro rata proportion of the premium herein.

     Payment or tender of any unearned premium by the Insurer shall not be a condition precedent to the effectiveness of cancellation, but such payment shall be made as soon as practicable.

     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

12.  CHANGE IN CONTROL OF NAMED CORPORATION

     If during the Policy Period:

     a. the Named Corporation shall consolidate with or merge into, or sell all or substantially all of its assets to any other person or entity or group of persons and/or entities acting in concert; or

     b. any person or entity or group of persons and/or entities acting in concert shall acquire an amount of the outstanding securities representing more than 50% of the voting power for the election of Directors of the Named Corporation, or acquires the voting rights of such an amount of such securities;

          (either of the above events herein referred to as the "Transaction")

 62335 (5/95)                           10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     then, this policy shall continue in full force and effect as to Wrongful Acts occurring prior to the effective time of the Transaction, but there shall be no coverage afforded by any provision of this policy for any actual or alleged Wrongful Act occurring after the effective time of the Transaction. This policy may not be canceled after the effective time of the Transaction and the entire premium for this policy shall be deemed earned as of such time. The Named Corporation shall also have the right to an offer by the Insurer of a Discovery Period described in Clause 10 of the policy.

     The Named Corporation shall give the Insurer written notice of the Transaction as soon as practicable, but not later than 30 days after the effective date of the Transaction.

13.  SUBROGATION

     In the event of any payment under this policy, the Insurer shall be subrogated to the extent of such payment to all the Company's and the Insureds' rights of recovery thereof, and the Company and the Insureds shall execute all papers required and shall do everything that may be necessary to secure such rights including the execution of such documents necessary to enable the Insurer effectively to bring suit in the name of the Company and/or the Insureds. In no event, however, shall the Insurer exercise its rights of subrogation against an Insured under this policy unless such Insured has been convicted of a criminal act, or been judicially determined to have committed a deliberate fraudulent act, or obtained any profit or advantage to which such Insured was not legally entitled.

14.  OTHER INSURANCE AND INDEMNIFICATION

     Such insurance as is provided by this policy shall apply only as excess over any other valid and collectible insurance.

     In the event of a Claim against a Director or Officer arising out of his or her serving as a director, officer, trustee or governor of an Outside Entity, coverage as is afforded by this policy shall be specifically excess of indemnification provided by such Outside Entity and any insurance provided to such Outside Entity with respect to its directors or officers. Further, in the event such other Outside Entity insurance is provided by the Insurer or any member company of American International Group, Inc.
     (AIG) (or would be provided but for the application of the retention amount, exhaustion of the limit of liability or failure to submit a notice of a Claim) then the maximum aggregate Limit of Liability for all Losses combined covered by virtue of this policy as respects any such Claim shall be reduced by the limit of liability (as set forth on the Declarations
     Page) of the other AIG insurance provided to such Outside Entity.

15.  NOTICE AND AUTHORITY

     It is agreed that the Named Corporation shall act on behalf of its Subsidiaries and all Insureds with respect to the giving of notice of Claim or giving and receiving notice of cancellation, the payment of premiums and the receiving of any return premiums that may become due under this policy, the receipt and acceptance of any endorsements issued to form a part of this policy and the exercising or declining to exercise any right to a Discovery Period.

16.  ASSIGNMENT

     This policy and any and all rights hereunder are not assignable without the written consent of the Insurer.

 62335 (5/95)                           11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17.  ARBITRATION

     It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this policy, whether arising before or after termination of this policy, including any determination of the amount of Loss, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules, the arbitrators shall be three disinterested individuals having knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute.

     Any party may commence such arbitration proceeding in either New York, NY; Atlanta, Georgia; Chicago, Illinois; or Denver, Colorado. The arbitrators shall give due consideration to the general principles of Delaware law in the construction and interpretation of the provisions of this policy; provided, however, that the terms, conditions, provisions and exclusions of this policy are to be construed in an evenhanded fashion as between the parties, including without limitation, where the language of this policy is alleged to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the policy (without regard to the authorship of the language, the doctrine of reasonable expectation of the parties and without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties.)

     The written decision of the arbitrators shall be provided to both parties and shall be binding on them. The arbitrators' award shall not include attorney fees or other costs.

     Each party shall bear equally the expenses of the arbitration.


18.  ACTION AGAINST INSURER

     Except as provided in Clause 17 of the policy, no action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the Insureds' obligation to pay shall have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Insureds, the claimant and the Insurer.

     Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any fight under this policy to join the Insurer as a party to any action against the Insureds or the Company to determine the Insureds' liability, nor shall the Insurer be impleaded by the Insureds or the Company or their legal representatives. Bankruptcy or insolvency of the Company or the Insureds or of their estates shall not relieve the Insurer of any of its obligations hereunder.


19.  HEADINGS

     The descriptions in the headings of this policy are solely for convenience, and form no part of the terms and conditions of coverage.

 62335 (5/95)                           12
--------------------------------------------------------------------------------

                                  APPENDIX A
                                  ----------

                                 PANEL COUNSEL

                                                       Palo Alto
 CALIFORNIA
 Los Angeles
                                                       Wilson Sonsini Goodrich & Rosati
 Gibson Dunn & Crutcher                                650 Page Mill Road
 333 South Grand Avenue                                Palo Alto, California 94304-1050
 Los Angeles, California 90071-3197                    Contact Person: Bruce Vanyo or
 Contact Person: Robert Warren or                      Steven Sethatz (415) 493-9300
 Robert S. Warren (213) 229-7326
 Wayne W. Smith (213) 229-7464                         Heller, Ellman, White & McAuliffe
 John H. Sharer (213) 229-7476                         525 University Avenue
                                                       Palo Alto, California 94301
 Irell & Manella                                       Contact Person: Norman J. Blears
 1800 Avenue Of The Stars                              (415) 324-7000
 Suite 900
 Los Angeles, California 90067-4276
 Contact Person: Richard Borow                         San Francisco
 (310) 277-1010
                                                       Brobeck, Phleger & Harrison
 Kirkland & Ellis                                      Spear Street Tower
 300 South Grand Avenue                                One Market
 Los Angeles, California 90071                         San Francisco, California 94104
 Contact Person: Jeffrey S. Davidson or                Contact Person:
 Stephen C. Neal                                       Tower C. Snow, Jr. (415) 442-0900
 (213) 680-8400
                                                       Heller, Ehrman, White & McAuliffe
 Latham & Watkins                                      333 Bush Street
 633 West Fifth Avenue                                 San Francisco, California 94104-2878
 Los Angeles, CA 90071                                 Contact Person: Douglas Schwab or
 Contact:                                              M. Laurence Popofsky (415) 772-6000
 Hugh Steven Wilson (213) 485-1234
                                                       McCutchen, Doyle, Brown & Enersen
 Munger, Tolles & Olson                                3 Embarcadero Center - 18th floor
 355 South Grand Avenue - 35th floor                   San Francisco. California 94111-4034
 Los Angeles, California 90071-1560                    Contact Person: David Balabanian or
 Contact Person: Dennis Kinnaird                       Phillip Rotner (415) 393-2000
 (213) 683-9264
 or John W. Spiegel (213) 683-9152                     Morrison & Foerster
                                                       345 California Street
 O'Melveny & Myers                                     San Francisco, California 94104-2675
 400 South Hope Street                                 Contact Person:
 Los Angeles, California 90071-2899                    Melvin R. Goldman (415) 677-7311
 Contact Person: Seth Aronson or                       Paul T. Friedman (415) 677-7444
 Robert Vanderet (213) 669-6000
                                                       Orrick Herrington & Sutcliffe
 Skadden, Arps, Slate, Meagher & Flom                  Old Federal Reserve Bank Bldg.
 300 South Grand Avenue                                400 Sansome Street
 Suite 3400                                            San Francisco, California 94111
 Los Angeles, California 90071                         Contact Person: James A. Hughes
 Contact Person: James E. Lyons or                     (415) 392-1122
 Frank Rothman (213) 687-5000                          or W. Reece Bader (415) 392-1122

                                                       Pillsbury, Madison & Sutro
                                                       P.O. Box 7880
                                                       235 Montgomery Street
                                                       San Francisco, California 94104
                                                       Contact Person: Gary H. Anderson
                                                       (415) 983-1341

                                 PANEL COUNSEL


DISTRICT OF COLUMBIA                                   GEORGIA
Washington                                             Atlanta

Arnold & Porter                                        Alston & Bird
555 Twelfth St. N.W.                                   One Atlantic Center
Washington, DC 20004                                   1201 West Peachtree Street
Contact Person: Scott Schreiber                        Atlanta. Georgia 30309-3424
(202) 942-5672                                         Contact Person: Peter Q. Bassett (404) 881-7343
                                                       Mary C. Gill (404) 881-7276
Davis Polk & Wardwell
1300 I Street, NW                                      King & Spalding
Suite 1100                                             191 Peachtree Street N.W.
Washington, D.C. 20005                                 Atlanta, Georgia 30303
Contact Person: Scott W. Muller                        Contact Person: Michael R. Smith or
Michael P. Carroll (202) 962-7000                      Griffin Bell (404) 572-4600

Gibson, Dunn & Crutcher                                Long, Aldridge & Norman
1050 Connecticut Avenue, NW                            One Peachtree Center
Suite 900                                              303 Peachtree Street - Suite 5300
Washington, D.C. 20036-5306                            Atlanta, Georgia 30308
Contact Person: F. Joseph Warin                        Contact Person: Clay C. Long (404) 527-4050
(202) 887-3609                                         J. Allen Maines (404) 527-8340

Mudge Rose Guthrie Alexander & Ferdon                  Smith, Gambrell & Russel
212 K Street, NW                                       Suite 1800
Washington, D.C. 20037-5303                            3343 Peachtree Road N.E.
Contact Person: Leonard Garment or                     Atlanta. Georgia 30326
I. Lewis Libby (202) 429-9355                          Contact Person: David Handley (404) 264-2671
                                                       Robert C. Schwartz (404) 264-2658
Patton Boggs, LLP
2550 M Street N.W.
Suite 900                                              ILLINOIS
Washington, D.C. 20037                                 Chicago
Contact Person:
C. Allen Foster (202) 457 6320                         Jenner & Block
or Charles H. Camp (202) 457-5265                      One IBM Plaza
                                                       Chicago, Illinois 60611
Shearman & Sterling                                    Contact Person: Jerold Solovy
801 Pennsylvania Avenue N.W.                           (312) 222-9350
Washington, D.C. 20004-2604
Contact Person: Thomas S. Martin or                    Kirkland & Ellis
Jonathan L Greenblatt (202) 508-8000                   200 East Randolph Drive
                                                       Chicago, Illinois 60601
Willkie Farr & Gallagher                               Contact Person: Garrett B. Johnson
Three Lafayette Centre                                 Robert J. Kopecky (312) 861-2000
1155 21st Street N.W.
Washington, D.C. 20036-3384
Contact Person:
Kevin B. Clark (202) 328-8000

                                 PANEL COUNSEL



Sidley & Austin                                             NEW YORK
One First National Plaza                                    New York
Chicago, Illinois 60603-2003

Contact Person: Robert Downing (312) 853-7434               Cahill Gordon & Reindel
Eugene Schoon (312) 853-7279                                80 Pine Street
Walter C. Carlson (312) 853-7734                            New York, New York 10005
                                                            Contact Person: Charles A. Gilman
Skadden, Arps, Slate, Meagher & Flom                        or Thomas J. Kavaler (212) 701-3000
333 West Wacker Drive                                       or Immanuel Kohn
Suite 2100
Chicago, Illinois 60606                                     Davis, Polk & Wardwell
Contact Person: Timothy Nelsen or                           450 Lexington Avenue
Susan Getzendanner (312) 407-0700                           New York, New York 10017
                                                            Contact Person: Henry King,
Sonnenschein Nath & Rosenthal                               or Dan Kolb (212) 450-4000
8000 Sears Tower
Chicago, Illinois 60606-6404
Contact Person: Harold D. Shapiro                           Fried Frank Harris Shriver & Jacobson
(312) 876-8035                                              1 New York Plaza - 27th Floor
                                                            New York, New York 10004
                                                            Contact Person: Sheldon Raab
MASSACHUSETTS                                               (212) 820-8090
Boston
                                                            Kirkland & Ellis
Goodwin, Proctor & Hoar                                     Citicorp Center
Exchange Place Boston,                                      153 East 53rd Street
Massachusetts 02109-2881                                    New York, New York 10022-4675
Contact Person: Don M. Kennedy                              Contact Person: Yosef J. Riemer or
(617) 570-1000                                              Frank M, Holozubiec (212) 446-4800

Hale & Dorr                                                 Milbank, Tweed, Hadley & McCloy
60 State St.                                                1 Chase Manhattan Plaza
Boston, Massachusetts 02109                                 New York, New York 10005
Jeffery Rudman (617) 742-9100                               Contact Person: Russell E. Brooks
                                                            (212) 530-5554
Ropes & Gray
One International Plaza                                     Mudge Rose Guthrie Alexander & Ferdon
Boston, Massachusetts 02110-2624                            180 Maiden Lane
Contact Person: John Donovan, Jr.                           New York, New York 10038
(617) 951-7566                                              Contact Person: Kenneth Con boy,
                                                            John J. Kirby, Jr., or
Skadden, Arps, Slate, Meagher & Flom                        Laurence V. Senn, Jr. (212) 510-7000
1 Beacon Street
Boston, Massachusetts 02108                                 Shearman & Sterling
Contact Person: Thomas A. Dougherty or                      Citicorp Center
George J. Skelley                                           153 E 53rd Street
(617) 573-4800                                              New York, New York 10022-4676
                                                            Contact Person:
Palmer & Dodge                                              Dennis Orr (212) 848-8000
1 Beacon Street
Boston, Massachusetts 02108
Contact Person: Peter Terris or
Peter Saparoff
(617) 573-0100

                                 PANEL COUNSEL



Simpson Thacher & Bartlett                             TEXAS
425 Lexington Avenue                                   Dallas
New York, New York 10017-3909
Contact Person: Roy L. Reardon,                        Akin, Gump, Strauss, Hauer & Feld, LLP.
James Hagan, or                                        4100 Suite
Michael J. Chepiga (212) 455-2000                      1700 Pacific Avenue
                                                       Dallas, Texas 75201-4618
                                                       Contact Person: Michael Lowenberg P.C.
Skadden, Arps, Slate, Meagher & Flom                   or Louis P. Bickel (214) 969-2800
919 Third Avenue
New York, New York 10022                               Fulbright & Jaworski
Contact Person: Barry H. Garfinkel or                  2200 Ross Avenue
Jonathan Lerner (212) 735-3000                         Suite 2800
                                                       Dallas, Texas 75201
Stroock & Stroock & Lavan                              Contact Person: Karl G. Dial
Seven Hanover Square                                   (214) 855-8000
New York, NY 10004-2696
Contact:                                               Locke Purnell Rain Harrell
Melvin A. Brosterman (212) 806-5400                    2200 Ross Avenue
Laurence Greenwald (212) 806-5400                      Suite 2200
Alvin K. Hellerstein (212) 806-5400                    Dallas, TX 75201-6776
                                                       Contact Person:
Sullivan & Cromwell                                    John McElhaney (214) 740-8458
125 Broad Street                                       Peter Flynn (214) 740-8654
New York, New York 10004                               Morris Harrell (214) 740-8404
Contact Person: John L Warden
(212) 558-4000                                         Thompson & Knight, P.C.
                                                       1700 Pacific Avenue
Wachtell, Lipton, Rosen & Katz                         Suite 3300
51 West 57th Street                                    Dallas, TX 75201
New York, New York 10019                               Contact Person:
Contact Person: Norman Redlich.                        Schuyler B. Marshall (214) 969-1246
(212) 371-9200
                                                       Baker & Botts, LLP.
Willkie Farr & Gallagher                               2001 Ross Avenue
One Citicorp Center                                    Dallas, Texas 75201-2916
153 East 53rd Street                                   Contact Person:
New York, New York 10022-4677                          Ronald L Palmer (214) 953-6500
Contact Person:
Michael R. Young (212) 821-8000                        Haynes & Boone, LLP.
David L Foster (212) 821-8000                          3100 NationsBank Plaza
Richard L Posen (212) 821-8000                         901 Main Street
                                                       Dallas, Texas 75202-3789
Weil, Gotshal & Manges                                 Contact Person: Michael Boone,
767 Fifth Avenue                                       George Bramblett, or
New York, New York 10153                               Noel Hensley (214) 651-5000
Contact Person: Dennis J. Block
(212) 310-8000

Kaye, Scholer, Fierman, Hays & Handler
425 Park Avenue
New York, New York 10022
Contact Person: Frederic W. Yerman
(212) 836-8663

                                 PANEL COUNSEL


Houston

                                                                      Vinson & Elkins
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                             2500 First City Tower
Pennzoil Place - South Tower                                          1001 Fannin
711 Louisiana Street                                                  Houston, Texas 77002-6760
Suite 1900                                                            Contact Person: David T. Hedges Jr.
Houston, Texas 77002                                                  (713) 758-2676
Contact Person: Charles Moore or
Paula Hinton (713) 220-5800                                           Baker & Botts
                                                                      910 Louisiana Street
Fulbright & Jaworski, L.LP.                                           One Shell Plaza
1301 McKinney                                                         Houston, Texas 77002-4995
Suite 5100                                                            Contact Person:
Houston, Texas 77010-3095l                                            William C. Slugger (713) 229-1234
Contact Person: Richard Carrell or                                    Harold Metts (713) 229-1234
Frank Jones (713) 651-5151

                                    NOTICE


                               STATE OF KENTUCKY

WARNING: "ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCERNS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME."

                                ENDORSEMENT#  1
                                -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


                     NUCLEAR ENERGY LIABILITY EXCLUSIONS ENDORSEMENT
                                       (BROAD FORM)

               In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against any Insured(s):

               A. alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly the hazardous properties of nuclear material, including but not limited to:

                    (1) nuclear material located at any nuclear facility owned by, or operated by or on behalf of, the Company, or discharged or dispersed there from; or

                    (2) nuclear material contained in spent fuel or waste which was or is at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of the Company; or

                    (3) the furnishing by an Insured or the Company of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; or

                    (4) claims for damages to the Company or its shareholders which alleges, arises from, is based upon, is attributed to or in any way involves, directly or indirectly, the hazardous properties of nuclear material.

               B.   (1)  which is insured under a nuclear energy liability
                         policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability underwriters, or Nuclear Insurance Association of Canada, or would be insured under any such policy but for its termination or exhaustion of its limit of liability; or,

                                ------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


                    (2) with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the Insured is, or had this policy not been issued would be entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into the United States of America, or any agency thereof, with any person or organization.

               As used in this endorsement:

               "hazardous properties" include radioactive, toxic or explosive properties;

               "nuclear material" means source material, special nuclear material or byproduct material;

               "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in law amendatory thereof;

               "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

               "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof;

               "nuclear facility" means

               (a)  any nuclear reactor,

               (b)  any equipment or device designed or used for
                    (1) separating the isotopes of uranium or plutonium,
                    (2) processing or utilizing spent fuel, or
                    (3) handling, processing or packaging waste,

                                ------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

               (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

               "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material.

               All other terms, conditions and exclusions remain unchanged.


                                                   [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
                                                       AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT#  2
                                ------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


                             COMMISSIONS EXCLUSION

               In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim made against any Insured(s) alleging, arising out of, based upon, attributable to:

               (i) Payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time domestic or foreign government or armed services officials, agents, representatives, employees or any members of their family or any entity with which they are affiliated; or

               (ii) Payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time officials, directors, agents, partners, representatives, principal shareholders, or owners or employees, or affiliates (as that term is defined in The Securities Exchange Act of 1934, including any of their officers, directors, agents, owners, partners, representatives, principal shareholders or employees) of any customers of the company or any members of their family or any entity with which they are affiliated; or

               (iii) Political contributions, whether domestic or foreign.


               All other terms, conditions and exclusions remain unchanged.



                                                   [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
                                                     AUTHORIZED REPRESENTATIVE

                           ENDORSEMENT# 3 (REVISED)
                           ------------


This endorsement, effective 12.01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               In consideration of the premium charged, it is hereby understood and agreed that the term "Director or Officer" as stated in Policy Form 62335 (5/95) is amended in part to include the position of


                    - Administrators (all locations)
                    - All Corporate Directors including:
                      - Director of Acquisition and Development
                      - Director of Corporate Accounting
                      - Director of Finance
                      - Directors of Hospital Accounting
                      - Director of Reimbursement
                      - Director of Tax and Insurance
                      - Director of Vencare Accounting
                    - Assistant Administrator of Clinical Operations
                      (all locations)
                    - Assistant Administrator of Finance (Corporate)
                    - Assistant Administrator of Outpatient Services
                      (all locations)
                    - Medical Directors (all locations)
                    - Peer Review Committee (all locations)
                    - Regional Directors of Operations
                    - Manager of Investment Relations
                    - Director of Total Compensation
                    - Senior Director of Finance
                    - Senior Director Financial Planning
                    - Senior Director Management Information Services
                    - Senior Director Reimbursement
                    - Senior Director of Taxation
                    - Senior Director & Treasurer
                    - Senior Director Human Resources & Support Services
                    - Senior Director of Risk Management
                    - Senior Director Purchasing
                    - Senior Director Internal Audit
                    - Senior Director Investor Relations/Public Relations.

                                ENDORSEMENT# 4
                                --------------


This endorsement, effective 12.01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.

     DIRECTORS AND OFFICERS INSURANCE AND COMPANY REIMBURSEMENT POLICY
                            DEFINITION OF COMPANY

In consideration of the premium charged, it is hereby understood and agreed that the term "Company" is amended, in part, to include the following entities:

                The Hillhaven Foundation



It is further understood and agreed that this policy provides coverage only for claim or claims against the Directors or Officers of each of the above listed entities for alleged Wrongful Acts occurring on or after the date of creation or acquisition of such entity, and otherwise covered by this policy,

All other terms and conditions of the policy remain unchanged.


                                                  [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
                                                    AUTHORIZED REPRESENTATIVE

                                                                   ED0365

                                ENDORSEMENT# 5
                                -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               In consideration of the premium charged, it is hereby understood and agreed that Appendix A (PANEL COUNSEL FIRMS), is amended to include the following two firms:

                       Heller, Ehrman, White & McAuliffe
                       6100 Columbia Center
                       701 Fifth Avenue
                       Seattle, Washington 98104
                       Contact Person: George E. Greer
                       Phone: (206) 447-0900

                       Lane, Powell, Spears & Lubersky
                       1420 Fifth Avenue, Suite 4100
                       Seattle, WA 98101
                       Contact Person: James L. Robert
                       Phone (206) 223-7000



                                                  [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
                                                       AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT#  6
                                -------------


This endorsement, effective 12.01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


                         MEDICAL MALPRACTICE EXCLUSION

               In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers alleging, arising out of, based upon or attributable to medical or professional malpractice, including but not limited to the rendering or failure to render medical or professional service or treatment.

               Provided, however, that the foregoing exclusion shall not be applicable to any derivative or shareholder class action claims against Directors or Officers alleging a failure to supervise those who performed or failed to perform such professional services.


               All other terms and conditions and exclusions remain unchanged.



                                                  [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
                                                       AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 7
                                ------------


This endorsement, effective 12.01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


                                GENERAL E&O EXCLUSION


               In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers alleging, arising out of, based upon or attributable to the Company's or an Insured's performance of or failure to perform professional services for others for a fee, or any act, error, or omission relating thereto.

               Provided, however, that the foregoing exclusion shall not be applicable to any derivative or shareholder class action claims against Directors or Officers alleging a failure to supervise those who performed or failed to perform such professional services.

               All other terms and conditions remain unchanged.



                                                  [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
                                                       AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT#  8
                                ------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC by  National Union Fire Insurance Company of Pittsburgh, Pa.



                               PROFESSIONAL E&O EXCLUSION


               In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against any Insured(s) alleging, arising out of, based upon or attributable to the Company's or an Insured's performance of or failure to perform professional services, or any act, error or omission relating there to.

               However, notwithstanding the foregoing, it is further understood and agreed that this exclusion shall not apply to shareholder actions against an Insured for failure to supervise those who performed or failed to perform such professional services provided that such shareholder action is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, any Insured or the Company.


               ALL TERMS, CONDITIONS, AND EXCLUSIONS REMAIN UNCHANGED.



                                                  [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
                                                      AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT#  9
                                ------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC by  National Union Fire Insurance Company of Pittsburgh, Pa.

                             REGULATORY EXCLUSION
                                  (INSURANCE)

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers brought directly or indirectly by or on behalf of, or based upon, attributable to or alleging any claim brought by or on the behalf of, any insurance regulatory agency or supervisory authority, including but not limited to any state or local insurance department or commission, or any state or local insurance guaranty or insolvency fund (any of the foregoing organizations are hereinafter referred to as an "Agency"), including any type of legal or equitable action which such Agency has the legal right to bring as receiver, conservator, liquidator or assignee of the Company, its security holders or its creditors, or otherwise; whether such action or proceeding is brought in the name of such Agency, or by or on behalf of such Agency in the name of any other entity, or solely in the name of any third party.

All other terms and conditions remain unchanged.



                                                    [SIGNATURE ILLEGIBLE]
                                                    ----------------------------
                                                       AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 10
                                -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               In consideration for the premium charged, it is hereby understood and agreed that Clause 11, CANCELLATION CLAUSE, is amended to increase the Insurers required notice of cancellation to ninety
               (90) days from sixty (60) days, except for non-payment of premium in which case ten (10) days notice must be given.


                                                     [SIGNATURE ILLEGIBLE]
                                                     ---------------------------
                                                       AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 11
                                -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC by  National Union Fire Insurance Company of Pittsburgh, Pa.



                              PRIOR ACTS EXCLUSION
                            (for listed Entity(ies)


               In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Insured(s) of any entity listed below for any Wrongful Act(s) which occurred on or before such entity s respective retroactive date listed below, and prior to the end of the Policy Period, and otherwise covered by this policy. Loss(es) arising out of the same related Wrongful Act(s) shall be deemed to arise from the first such same or related Wrongful Act(s).

               ENTITY                            RETROACTIVE DATE

               Ventech Systems, Inc.             December 22, 1993
               Candle Subacute Services, Inc.    February 4, 1994
               Hillhaven Corporation             September 28, 1995


               All other terms, conditions and exclusions remain unchanged.



                                                    [SIGNATURE ILLEGIBLE]
                                                    ----------------------------
                                                       AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 12
                                -------------

This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make payment for loss in connection with any claim or claims including, but not limited to, any derivative or representative class actions) brought by or on behalf of East Ascension Parish Hospital Service District and/or Lanoux or any of their subsidiaries, affiliates, agents, employees or related parties against the directors and officers alleging, arising out of, based upon or attributable to:

               1.   anti-trust actions;
               2.   medicare/medicaid fraud;
               3.   the Federal False Claims Act;
               4. mismanagement and/or failure to manage a hospital in a prudent matter;
               5.   seeking Rule 11 sanctions;



                                                     [SIGNATURE ILLEGIBLE]
                                                     ---------------------------
                                                       AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 13
                                -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               In consideration of the premium charged, it is hereby understood and agreed that:

               I. Upon expiration of the policy period, the Insurer shall renew this policy unless:

                    (1) during the Policy Period: (a) the Named Corporation shall consolidate with or merge into, or sell all or substantially all of its assets to, any person or entity or group of persons and/or entities acting in concert; or (b) any person or entity or group of persons and/or entities acting in concert shall acquire an amount of the outstanding securities representing more than 50% of the voting power for the election of Directors of the Named Corporation, or acquires the voting rights of such an amount of such securities; or
                         (c) the Name Corporation has been adjudicated bankrupt or insolvent or made an assignment for the benefit of creditors, or a bankruptcy petition has been filed to have the Named Corporation adjudicated bankrupt and the matter is still pending at the expiration of the Policy Period; or

                    (2) the Insurer has not been provided on a timely basis with a properly completed renewal application and other information for renewal underwriting; or

                    (3) this policy has been cancelled by the Named Corporation or the Insurer as permitted or required by law and the cancellation clause of this policy; or

                    (4) there has occurred a change in the law (including insurance regulations) or insurance regulatory action which prevents the Insurer from issuing a renewal policy at the same terms and conditions as this policy.

               II. A renewal of this policy pursuant to Section I shall be at the same terms and conditions as this policy (except for the inception and expiration dates of the policy period, and with an endorsement like this one but

                         -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


                    having no requirement of adding a like endorsement to any renewal) for one year. The premium for such renewal shall be in accordance with Section III below.

               III. The premium for a renewal of this policy pursuant to Section
                    I shall not exceed 110% of the greater of (i) the Pull Annual Premium for this policy, or (ii] the Full Annual Premium for the policy renewed by this policy; unless, during the Policy Period, a notice of claim or notice of circumstances which may reasonably be expected to give rise to a claim has been given to the Insurer, in which case the 110% premium cap shall not apply. In this case, however, the Insurer may, in its absolute discretion, agree in writing to apply the cap notwithstanding the notice of claim or notice of circumstances. If there has occurred a change in the law (including insurance regulations) or insurance regulatory action which prevents the Insurer from issuing a renewal policy at any premium permitted by this Section III, then all rights and obligations of all parties under this endorsement shall terminate.

               IV. Nothing in this endorsement shall be construed to affect any rights the Insurer has to require an additional premium and/or amendment of the provisions of this policy during the Policy Period because of the addition of a new Subsidiary in accordance with Section 2(1) of the policy.

               V. The "Full Annual Premium" shall mean the premium level in effect immediately prior to the end of the expiring policy period, annualized to a full one year.

               VI. The Named Corporation shall have the right, prior to expiration of the Policy Period, to decline to have a renewal of this policy issued by the Insurer.

                                                [SIGNATURE ILLEGIBLE]
                                                -------------------------------
                                                    AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 14
                                -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.



                       EMPLOYMENT PRACTICES ENDORSEMENT
                                   COVERAGE


               In consideration of the premium charged, it is hereby understood and agreed that the coverage as is afforded by this policy is extended to Employment Practice Claims against an individual "Insured" (whether such Claims are brought by (i) a past, present or prospective employee or employees, whether directly or by class action; or (ii) by the Employee Equal Opportunity Commission (EEOC) or any other state or federal governmental authority regulating employment practices; or (iii) by any other person or entity), subject to both the terms, conditions and exclusions of this endorsement and the policy.

                                  DEFINITIONS

               It is further understood and agreed that for the purposes of this endorsement only, the following definitions shall apply:

               (1) "Employment Practice Claims" shall mean any Claim relating to a past, present or prospective employee of the Company for, or arising out of the following: (i) any actual or alleged wrongful dismissal, discharge or termination (either actual or constructive), of employment; (ii) employment-related misrepresentation; (iii) wrongful failure to employ or promote; (iv) wrongful deprivation of career opportunity;
                    (v) wrongful discipline; (vi) failure to grant tenure or negligent employee evaluation; (vii) failure to provide adequate employee policies and procedure; or (viii) sexual or workplace harassment of any kind, (including the alleged creation of a harassing workplace environment); or (ix) unlawful discrimination, (including sexual or workplace harassment or creation of a harassing workplace environment) whether direct, indirect, or unintentional.

                    Employment Practices Claims shall include Claims brought under state, local or federal law (whether common or statutory) and shall include, but not be

                         -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.

               limited to, allegations of violations of the following federal laws (as amended), including regulations promulgated thereunder:

               1.   Family and Medical Leave Act of 1993

               2.   Americans with Disabilities Act of 1992 (ADA),

               3.   Civil Rights Act of 1991,

               4. Age Discrimination in Employment Act of 1967 (ADEA), including the Older Workers Benefit Protection Act of 1990.

               5. Title VII of the Civil Rights Law of 1964, as amended, including the Pregnancy Discrimination Act of 1978.

               6.   Civil Rights Act of 1866, Section 1981, and

               7.   Fifth and Fourteenth Amendments of the U.S. Constitution.

          (2) The term "Insured" shall include, for the purposes of Employment Practices Claims only, any past, present or future duly elected individual Director or Officer.

                                  EXCLUSIONS

          It is further understood and agreed that solely for the additional coverage hereby granted for Employment Practices Claims exclusions (i) and (k) are amended as follows:

          (1) Exclusion (i) is amended by deleting the phrase, "wrongful termination of employment claims", and substituting the phrase, "Employment Practice Claims" (as defined in this endorsement) and by deleting the word "former employee" and substituting the word "employee" to read as follows:

               (i) which are brought by any Insured or the Company; or which are brought by any security holder of the Company, whether directly or derivatively, unless such security holder's Claim(s) is instigated and

                         -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


                         continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, any Insured or the Company; provided, however, this exclusion shall not apply to Employment Practice Claims brought by an employee other than an employee who is or was a Director of the Company.

               (2) Exclusion (k) is amended by deleting the phrase, "emotional distress", and by deleting the phrase, "or for injury from libel or slander or defamation or disparagement or for injury from a violation of a person's right of privacy", to read as follows:

                    (k) for bodily injury, sickness, disease or death of any person, or damage to or destruction of any tangible property, including the loss of use thereof;

               It is further understood and agreed that only as respects any additional coverage granted by virtue of this endorsement, the following exclusions shall apply:

               (1) The Insurer shall not be liable for any Loss in connection with any Claim or Claims made against an Insured alleging, arising out of, based upon or attributable to any pending or prior litigation as of September 28, 1995, or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation.

               (2) The Insurer shall not be liable for any Loss in connection with any Claim or Claims made against an Insured for any alleged Wrongful Act committed prior to

                    September 28, 1995 if any Insured(s), as of such date, knew or could have reasonably foreseen that such Wrongful Act could lead to a Claim.

               ALL OTHER TERMS, CONDITIONS, AND EXCLUSIONS OF THE POLICY REMAIN UNCHANGED.

                                                  [SIGNATURE ILLEGIBLE]
                                                  -----------------------------
                                                     AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 15
                                -------------



         This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC by  National Union Fire Insurance Company of Pittsburgh, Pa.



                           OUTSIDE ENTITY ENDORSEMENT
                                      (2x)


                    In consideration of the premium charged, it is hereby understood and agreed that the following entities shall be deemed an "Outside Entity", but only as respects the Outside Entity's respective Continuity Date below:


                         OUTSIDE ENTITY                 CONTINUITY DATE

                    1)   a not-for-profit organization      September 1, 1989
                         under section 501(c)(3) of the
                         Internal Revenue Code of 1986
                         (as amended))

                    2)   a not-for-profit organization      September 1, 1989
                         other than a not-for-profit
                         organization listed in (1) above



(2/90)                                            [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
                                                      AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 16
                                -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC by  National Union Fire Insurance Company of Pittsburgh. Pa.



               In consideration of the premium charged, it is hereby understood and agreed that the coverage as is afforded under this policy is extended to Directors and Officers who were or now are at the specific written request of Vencor, Inc a member of the Partnership Management Committee of the Partnerships listed below for any alleged Wrongful Acts in their respective capacities as a member of this Partnership Management Committee.

               Further, coverage as is afforded by virtue of this endorsement shall be specifically excess of any insurance in force as respects to the Partnership and any indemnification provided to the Directors and Officers by the Partnership. Further, if said other insurance in force as respects to any such Partnership is provided by the Insurer or any member company of American International Group, (or would be provided but for the application of the retention amount or the exhaustion of the Limit of Liability) then the Limit of Liability for all Loss covered by virtue of this endorsement shall be reduced by the Limit of Liability (as set forth on the Declarations Page) of such other AIG insurance provided to such Partnership.

               Furthermore, it is understood and agreed that coverage as is afforded by virtue of this endorsement shall not apply to any claim or claims for any alleged Wrongful Act, if as of the effective date of the first Directors and Officers Liability and Corporation Reimbursement Policy/Directors and Officers Insurance and Company Reimbursement Policy/Directors, Officers and Corporate Liability Insurance Policy for which coverage as is afforded by this endorsement was granted issued by the Insurer to the Company first named in Item 1 of the Declarations, as of such date, knew or could have reasonably foreseen that such Wrongful Act could lead to a claim.

               It is further understood and agreed, as respects this endorsement, that the Insurer shall not be liable for any Loss in connection with any claim or claims made against the Directors or Officers which are brought by or on behalf of any of the Partnerships listed below; or which are brought by any member of the Partnership Management Committee of any of the Partnerships listed below; or which are brought by

                        -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               any security holder of the Partnerships listed below, whether directly or derivatively, unless such claim(s) is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of any member of the Partnership Management Committee of any of the Partnerships listed below.

               The Partnerships to which this endorsement applies is as follows:

                                      PARTNERSHIPS

               1. Pharmaceutical Infusion Therapy, a California General Partnership, Advanced Infusion Systems has a 50.99% interest.

               2. CPS-Sacramento, a California General Partnership, Advanced Infusion Systems has a 60% interest.

               Further provided that for the purposes of the applicability of this endorsement, the for-profit organizations listed above will be conclusively deemed to have indemnified the Partnership Management Committee members to the extent that the Partnerships are permitted or required to grant such indemnification pursuant to law, common or statutory, or contract or the Charter or the By-laws of the Partnerships (which are deemed to adopt the broadest provisions of the law which determines or defines such rights of indemnity). The Partnerships hereby agree to indemnify such persons to the fullest extent permitted by law and to no less extent as indemnification is permitted for the Partnership's management committee members.

                                                  [SIGNATURE ILLEGIBLE]
                                                  -----------------------------
                                                     AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 17
                                -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.



               DIRECTORS AND OFFICERS INSURANCE AND COMPANY REIMBURSEMENT
                                         POLICY
                        OUTSIDE DIRECTORSHIP EXTENSION: FOR-PROFIT
                         (DOUBLE EXCESS, SCHEDULED ORGANIZATIONS)


               In consideration of the premium charged, it is hereby understood and agreed that the coverage as is afforded under this policy is extended to Directors or Officers who were, now are or hereafter become at the specific written request of the Company a director of the for-profit organization(s) listed below for any alleged Wrongful Acts in their respective capacities as directors of such for-profit organization.

               Further, coverage as is afforded by virtue of this endorsement shall be specifically excess of any insurance in force as respects to these for-profit organizations and any indemnification provided by these for-profit organizations. Further, if said other insurance in force as respects to any such for-profit organization is provided by the Insurer or any member company of American International Group, Inc. (or would be provided but for the application of the retention amount, the exhaustion of the Limit of Liability or the failure to submit the claim), then the Limit of Liability for all Loss by virtue of this endorsement with respect of any such for-profit organization shall be reduced by the Limit of Liability (as set forth on the Declarations Page) of such other American International Group, Inc. member company insurance provided to such for-profit organization.

               Furthermore, it is understood and agreed that coverage as is afforded by virtue of this endorsement shall not apply to any claim or claims for any alleged Wrongful Act: (i) occurring at any time when the Insured was not sitting as a director of the for-profit organization at the specific written request of the Company, or (ii) for any Wrongful Act if as of the effective date of the first Directors and Officers Liability and Corporation Reimbursement Policy/Directors and Officers Insurance and Company Reimbursement Policy for which coverage as is afforded by this endorsement was granted issued by the Insurer to the Company first named in Item 1 of the date of this policy,

                         -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               (or in the case of a newly appointed or elected director as of the appointment or election date for such Insured) the Insured(s), as of such date, knew or could have reasonably foreseen that such Wrongful Act could lead to a claim.

               The list of for-profit organization to which this endorsement applies is as follows:

                      FOR-PROFIT ORGANIZATION

                      American X-Rays, Inc.

                      Evergreen Pharmaceutical, Inc.


               All other terms and conditions of the policy remain unchanged.



                                                    [SIGNATURE ILLEGIBLE]
                                                    ----------------------------
                                                      AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 18
                                -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               In consideration of the premium charged, it is hereby understood and agreed that the coverage as is afforded under this policy is extended to Directors and Officers who were or now are at the specific written request of Vencor Inc a member of the Partnership Management Committee of the Partnerships listed below for any alleged Wrongful Acts in their respective capacities as a member of this Partnership Management Committee.

               Further, coverage as is afforded by virtue of this endorsement shall be specifically excess of any insurance in force as respects to the Partnership and any indemnification provided to the Directors and Officers by the Partnership, Further, if said other insurance in force as respects to any such Partnership is provided by the Insurer or any member company of American International Group, (or would be provided but for the application of the retention amount or the exhaustion of the Limit of Liability) then the Limit of Liability for all Loss covered by virtue of this endorsement shall be reduced by the Limit of Liability (as set forth on the Declarations Page) of such other AIG insurance provided to such Partnership.

               Furthermore, it is understood and agreed that coverage as is afforded by virtue of this endorsement shall not apply to any claim or claims for any alleged Wrongful Act, if as of the effective date of the first Directors and Officers Liability and Corporation Reimbursement Policy/Directors and Officers Insurance and Company Reimbursement Policy/Director, Officers and
               Corporate Liability Insurance Policy for which coverage as is afforded by this endorsement was granted issued by the Insurer to the Company first named in Item 1 of the Declarations, as of such date, knew or could have reasonably foreseen that such Wrongful Act could lead to a claim.

               It is further understood and agreed, as respects this endorsement, that the Insurer shall not be liable for any Loss in connection with any claim or claims made against the Directors or Officers which are brought by or on behalf of any of the Partnerships listed below; or which are brought by any member of the Partnership Management Committee of any of the Partnerships listed below; or which are brought by

                         -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC by  National Union Fire Insurance Company of Pittsburgh, Pa.


               any security holder of the Partnerships listed below, whether directly or derivatively, unless such claim(s) is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of any member of the Partnership Management Committee of any of the Partnerships listed below.

               The Partnerships to which this endorsement applies is as follows:

                                 PARTNERSHIPS

               1. Hillhaven Community Health Partnership, a Florida General Partnership, First Healthcare Corporation, General Partner. First Healthcare Corporation 50% interest.

               2. Windsor Woods Nursing Home Partnership, a Washington General Partnership, First Healthcare Corporation, General Partner, First Healthcare Corporation 50% interest.

               3. St. George Nursing Home Limited Partnership, an Oregon Limited Partnership, Hillhaven Properties, Ltd., General Partner, First Healthcare Corporation, a Limited Partner. Hillhaven Properties, Ltd. owns 96% of the general partners' interest, and First Healthcare Corporation owns 7.5% of the limited partners' interest.

               4. Bartlesville Nursing Home Partnership, an Oregon General Partnership, First Healthcare Corporation, General Partner. First Healthcare Corporation has 50% interest.

               5. Carrollwood Care Center, a Florida General Partnership, First Healthcare Corporation, General Partner. First Healthcare Corporation has 50% interest.

               6. Foothill Nursing Company Partnership, a California General Partnership, First Healthcare Corporation, General Partner. First Healthcare Corporation has 50% interest.

                         -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.

               7. San Marcos Nursing Home Partnership, a California General Partnership, First Healthcare Corporation General Partner. First Healthcare Corporation has 50% interest.

               8. Fox Hill Village Partnership, a Massachusetts General Partnership, Brim of Massachusetts, Inc. General Partner. Brim of Massachusetts, Inc. has 50% interest.

               9. Starr Farm Partnership, a Vermont General Partnership, First Healthcare Corporation, General Partner. First Healthcare Corporation has a 50% interest.

              10. New Pond Village Associates, a Massachusetts General Partnership, First Healthcare Corporation, General Partner. First Healthcare Corporation purchase its partners interest and now has 100% interest. The Partnership may be dissolved in the future unless marketing reasons dictate otherwise.

              11. Tuscon Retirement Center Limited, an Oregon Limited Partnership, Hillhaven Properties, Ltd., General and Limited Partner.

              12. San Marcos Retirement Village, a California General Partner, Hillhaven Properties, Ltd. General Partner. Hillhaven Properties, Ltd. has a 35% interest.

              13. Castle Gardens Retirement Center Limited Partnership, an Oregon Limited Partnership, Hillhaven Properties, sole General Partner, First Healthcare Corporation, sole Limited Partner.

              14. Lantana Partners, Ltd. a Florida Limited Partnership, Hillhaven Properties, Ltd. and Twenty-Nine Hundred Associates, Ltd. are sole General Partners.

              15. Woodhaven Partners, Ltd. a Florida Limited Partnership, Hillhaven Properties, Ltd. the General Partner and sole Limited Partner. Hillhaven Properties, Ltd. has 50% interest in the general partnership.

              16. Hillcrest Retirement Center, Ltd., an Oregon Limited Partnerships, Fairview Living Centers, Inc. sole General

                         -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


                    Partner, and has acquired eight limited partnership interests out of 41.

              17. Topeka Retirement Center, Ltd., a Kansas Limited Partnerships, Hillhaven Properties, Ltd. the General Partner. Hillhaven Properties, Ltd., has 90% interest.

              18. Meridian Manor, a Louisiana General Partnerships, Hillhaven Properties, Ltd. and First Healthcare Corporation are equal General Partners.

              19. Sandy Retirement Center Limited Partnerships, an Oregon Limited Partnership, Hillhaven Properties, Ltd., sole General Partner, first Healthcare Corporation, sole Limited Partner.

              20. Mayfair Retirement Center Limited Partnership, an Oregon Limited Partnerships, Hillhaven Properties, Ltd. sole General Partner, appears to own 1% interest.

              21. Hillhaven-MSC Partnerships, a California General Partnerships, First Healthcare Corporation, General Partner. first Healthcare Corporation has 50% interest.

              22. Stockton Health Care Center Limited Partnerships, an Oregon Limited Partnerships, First Healthcare Corporation, is sole General Partner and owns 1%.

              23. Twenty-Nine Hundred Associates, Ltd., a Florida Limited Partnerships, Twenty-Nine Hundred Corporation, is the sole General Partner and Hillhaven Properties, Ltd., is the sole Limited Partner.

              24. Medisave Pharmacies Partnerships, d.b.a. HealthCare Network, a California General Partnership, Medisave Pharmacies, Inc. has 74% interest.

              25. Medisave - CSSI Partnerships, a Florida General Partnerships, Medisave of Florida, Inc. has a 51% interest.

              26. VNA/CPS Pharmaceutical Services, a California General Partnerships, Advanced Infusion Systems has a 46.2875% interest.


                                                     [SIGNATURE ILLEGIBLE]
                                                     ---------------------------
                                                       AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT# 19
                                -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               In consideration of the premium charged, it is hereby understood and agreed that the coverage as is afforded under this policy is extended to Directors and Officers who were or now are at the specific written request of Vencor, Inc. a member of the Partnership Management Committee of the Partnership listed below for any alleged Wrongful Acts in their respective capacities as a member of this Partnership Management Committee.

               Further, coverage as is afforded by virtue of this endorsement shall be specifically excess of any insurance in force as respects to the Partnership and any indemnification provided to the Directors and Officers by the Partnership. Further, if said other insurance in force as respects to any such Partnerships is provided by the Insurer or any member company of American International Group, (or would be provided but for the application of the retention amount or the exhaustion of the Limit of Liability) then the Limit of Liability for all Loss covered by virtue of this endorsement shall be reduced by the Limit of Liability (as set forth on the Declarations Page) of such other AIG insurance provided to such Partnership.

               Furthermore, it is understood and agreed that coverage as is afforded by virtue of this endorsement shall not apply to any claim or claims for any alleged Wrongful Act if, as of the effective date of the first Directors and Officers Liability and Corporation Reimbursement Policy/Directors and Officers Insurance and Company Reimbursement Policy/Directors, Officers and Corporate Liability Insurance Policy for which coverage as is afforded by this endorsement was granted issued by the Insurer to the Company first named in Item 1 of the Declarations, the Insured(s), as of such date, knew or could have reasonably foreseen that such Wrongful Act could lead to a claim.

               It is further understood and agreed, as respects this endorsement, that the Insurer shall not be liable for any Loss in connection with any claim or claims made against the Directors or Officers which are brought by or on behalf of any of the Partnerships listed below; or which are brought by any member of the Partnership Management Committee of any

                         -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.


               of the Partnerships listed below; or which are brought by any security holder of the Partnerships listed below, whether directly or derivatively, unless such claim(s) is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of any member of the Partnership Management Committee of any of the Partnerships listed below.

               The Partnerships to which this endorsement applies are as follows:

               1. California Respiratory Care Partnership, a California General Partnership, Advanced Infusion Systems has a 51% interest.

               2. Visiting Nurse Advanced Infusion Systems - Colton, a California General Partnerships, Advanced Infusion Systems has a 51% interest.

               3. Evergreen Woods, Ltd. Nationwide Care, Inc. has a 99% interest and First Healthcare Corporation has a 1% interest.

               Furthermore, it is understood and agreed that coverage as is afforded by virtue of this endorsement shall not apply to any claim or claims for any alleged Wrongful Act alleging, arising out of, based upon or attributable to any pending or prior litigation, as of the effective date of the first Directors and Officers Liability and Corporation Reimbursement Policy/Directors and Officers Insurance and Company Reimbursement Policy/Directors, Officers and Corporate Liability Insurance Policy for which coverage as is afforded by this endorsement was granted issued by the Insurer to the Company first named in Item 1 of the Declarations, or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation.

                         -------------


This endorsement, effective 12:01 AM, September 28, 1995 forms a part of policy number 445-86-62 issued to VENCOR INC


by   National Union Fire Insurance Company of Pittsburgh, Pa.

               Further, provided that for the purposes of the applicability of this endorsement, the for-profit organizations listed above will be conclusively deemed to have indemnified the Partnership Management Committee members to the extent that the Partnerships are permitted or required to grant such indemnification pursuant to law, common or statutory, or contract or the Charter or By-laws of the Partnerships (which are deemed to adopt the broadest provisions of the law which determines or defines such rights of indemnity), the Partnerships hereby agree to indemnify such persons to the fullest extent permitted by law and to no less extent as indemnification is permitted for the Partnership's management committee members.


                                                  [SIGNATURE ILLEGIBLE]
                                                  -----------------------------
                                                      AUTHORIZED REPRESENTATIVE

                                ENDORSEMENT #20

THIS ENDORSEMENT, EFFECTIVE 12:01 AM SEPTEMBER 28, 1995 FORMS A PART OF POLICY NUMBER 445-86-62
ISSUED TO VENCOR, INC.

BY   NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA


In consideration of the return premium of $5,025, it is hereby understood and agreed that Item 7, of the DECLARATIONS page, PREMIUM, is amended to read:

     7.    PREMIUM: $329,975 + $5,025 KY Surcharge


ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.


                                                  [SIGNATURE ILLEGIBLE]
                                                  -----------------------------
                                                      Authorized Representative

                                ENDORSEMENT #21

         This endorsement, effective 12:01 AM September 29, 1995 forms a part of policy number 445-86-62 issued to VENCOR, INC,

         by  National Union Fire Insurance Company of Pittsburgh, PA


         In consideration of the premium charged, it is hereby understood and agreed That Endorsement #9 is deleted in its entirety.

         All other terms, conditions and exclusions remain unchanged.


                                                      [SIGNATURE ILLEGIBLE]
                                                     ---------------------------
                                                       AUTHORIZED REPRESENTATIVE

         IMPORTANT NOTE: THIS IS CLAIMS MADE COVERAGE PLEASE READ THIS POLICY CAREFULLY

         THIS POLICY, SUBJECT TO THE DECLARATIONS, INSURING AGREEMENTS, TERMS, CONDITIONS LIMITATIONS AND AMENDMENTS, APPLIES ONLY TO CLAIM OR CLAIMS THAT ARE FIRST MADE AGAINST THE INSURED(S) AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR DISCOVERY PERIOD (IF APPLICABLE).

         THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED FOR DEFENSE COSTS CHARGES AND EXPENSES (THE RETENTIONS) APPLYIES TO DEFENSIVE COSTS CHARGES AND EXPENSES
         -------------------------------------ST. PAUL MERCURY------------------
                                             INSURANCE COMPANY
         EXCESS DIRECTORS AND OFFICERS LIABILITY AND CORPORATE INDEMNIFICATION POLICY
                                   DECLARATIONS   St. Paul, Minnesota 55102
                                                   A Capital Stock Company
                                                    Herein Called the Insurer
         -----------------------------------------------------------------------

         ITEM 1.  NAMED INSURED:    The Directors and Officers of
                                                                 VENCOR, INC.


         ITEM 2.  ADDRESS (No., Street, City, State and Zip Code)
                                                                 3300 Capital Holding Center
                                                                 400 West Market Street, Suite 3300
                                                                 Louisville, KY 40202

         ITEM 3.  POLICY PERIOD

                  From                 To
                   9-28-95             9-28-96                      (12:01 A.M. Standard Time at the address stated in Item 2.)
                  ---------------------------------------------------

         ITEM 4.  LIMIT OF LIABILITY $  10,000,000       each POLICY PERIOD in excess of Item 7(E). The limit of liability available
                                      ------------------
                  to pay judgments or settlements shall be reduced and may be exhausted by amounts incurred for legal defense costs, charges and expense.

         ITEM 5.  RETENTIONS (Applicable to Section 2(B)(2))

                  $   200,000         Corporate Indemnification Each Loss
                    -----------------
                  $     -0-           Each Insured Each Loss
                    -----------------
                  $     -0-           Aggregate All Insureds Each Loss
                    -----------------

         ITEM 6.  PREMIUM $70,000. (inclusive of Municipal Tax: $3,784. and State Surcharge: $978.)
                           -----------------------

         ITEM 7.  SCHEDULE OF UNDERLYING INSURER(S)
                  (A) 1.  Underlying Insurer: National Union Fire Insurance Company of Pittsburgh, Pa.
                      2.  Policy Number:      445 86 62
                      3.  Policy Period:      From:  9-28-95         To 9-28-96
                      4.  Limit of Liability: $20,000,000.
                      5.  Retentions:
                          $200,000.                   Corporate Indemnification Each Loss
                            -------------------------
                          $  -0-                      Each Insured Each Loss
                            -------------------------
                          $  -0-                      Aggregate All Insureds Each Loss
                            -------------------------

                  (B) 1.  Underlying Insurer: Not Applicable
                      2.  Policy Number:
                      3.  Policy Period:      From:                  To:
                      4.  Limit of Liability: $

                  (C) 1.  Underlying Insurer: Not Applicable
                      2.  Policy Number:
                      3.  Policy Period:      From:                  To:
                      4.  Limit of Liability: $

                  (D) 1.  Underlying Insurer: Not Applicable
                      2.  Policy Number:
                      3.  Policy Period:      From:                  To:
                      4.  Limit of Liability: $

                  (E) Total amount of Underlying Limit of Liability $ 20,000,000.         and any retentions or deductibles as
                                                                     ---------------------
                      applicable under the policy(ies) as stated in this Item 7.

         ITEM 8.  SUBJECT TO THE TERMS, CONDITIONS AND LIMITATIONS OF THIS POLICY AS HEREINAFTER PROVIDED, THIS POLICY FOLLOWS THE
                  FORM OF:

                  Insurer's Name:   National Union Fire Insurance Company of Pittsburgh, Pa.
                  Policy Number:   445 86 62

         ITEM 9.  FORMS ATTACHED              (a)  St. Paul Mercury Excess Insurance Company Policy, Form #50408.
                                              (b)  Endorsements one through three.

  SIGNATURE ILLEGIBLE

         ----------------------------------------          ---------------------------------        --------------------------------

                    Authorized representative                     Countersignature Date                     Countersigned At
                                                                                                  [LOGO OF THE ST PAUL APPEARS HERE]


                                INSURING CLAUSE

   consideration of the payment of the premium, in reliance upon the statements made to the Insurer by application including its attachments, a copy of which is attached to and forms a part of this policy, and any material submitted therewith (which shall be retained on file by the Insurer and be deemed attached hereto), and except as hereinafter otherwise provided or amended, this policy is subject to the same Insuring Agreement(s), Terms, Conditions and Limitations as provided by the policy stated in Item 8 of the Declarations and any amendments thereto, provided:

A. 1. the Insurer has received prior written notice from the Insured(s) of any amendments to the policy stated in Item 8 of the Declarations, and

     2. the Insurer has given to the Insured(s) its written consent to any amendments to the policy stated in Item 8 of the Declarations, and

     3.  the Insured has paid any required additional premium.

B. This policy is not subject to the same premium or the amount and Limit of Liability of the policy stated in Item 8 of the Declarations.


                       TERMS, CONDITIONS AND LIMITATIONS

SECTION 1. UNDERLYING INSURANCE

A. It is a condition precedent to the Insured(s) rights under this policy that the Insured(s) notify the Insurer, as soon as practicable in writing, of a failure to maintain in full force and effect, except as provided for under
     Section 2(B), and without alteration of any Terms, Conditions, Limit of Liability or Retentions, any of the underlying insurance policies as stated in Item 7 of the Declarations.

     Failure to maintain, as set forth above, any of the underlying insurance policies as stated in Item 7 of the Declarations, except as provided for under Section 2(B), shall not invalidate this policy, but the liability of the Insurer for loss under this policy shall apply only to the same extent it would have been liable had the underlying insurance policies been maintained as set forth above. In no event shall the Insurer be liable to pay loss under this policy until the total amount of the Underlying Limit of Liability, as stated in Item 7(E) of the Declarations, has been paid solely by reason of the payment of loss.


SECTION 2. LIMIT OF LIABILITY

A. The Insurer shall only be liable to make payment under this policy after the total amount of the Underlying Limit of Liability as stated in Item 7(E) of the Declarations has been paid solely by reason of the payment of loss.

B. In the event of the reduction or exhaustion of the total amount of the Underlying Limit of Liability as stated in Item 7(E) of the Declarations solely by reason of the payment of loss, this policy shall:

     1. in the event of such reduction pay excess of the reduced amount of the Underlying Limit of Liability but not to exceed the amount stated in
         Item 4 of the Declarations, or

     2. in the event of exhaustion continue in force provided always that this policy shall only pay the excess over the Retention amount stated in
         Item 5 of the Declarations as respects each and every loss hereunder, but not to exceed the amount stated in Item 4 of the Declarations.

C. The Insurers' liability for loss subject to paragraphs (A) and (B) above shall be the amount stated in Item 4 of the Declarations which shall be the maximum liability of the Insurer in the Policy Period stated in Item 3 of the Declarations. The Limit of Liability of the Insurer for the Discovery Period, if elected, shall be part of, and not in addition to, the Limit of Liability as stated in Item 4 of the Declarations.

SECTION 3. LOSS PROVISIONS

The Insured(s) shall as a condition precedent to the right to be indemnified under this policy give to the Insurer notice in writing, as soon as practicable and during the Policy Period or during the Discovery Period, if effective, of a claim made against the Insured(s).


SECTION 4. NOTICE

Notice hereunder shall be given to St. Paul Mercury Insurance Company, 385 Washington Street, St. Paul. MN 55102.


SECTION 5. CANCELLATION

This policy may be cancelled by the Corporation at any time by mailing written notice to the Insurer at the address shown in Section 4 stating when thereafter such cancellation shall be effective or by surrender of this policy to the Insurer or its authorized agent. This policy may also be cancelled by or on behalf of the Insurer by delivering to the Corporation or by mailing to the Corporation by registered, certified, or other first class mail, at the Corporation's address as shown in Item 2 of the Declarations, written notice stating when, not less than sixty (60) days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.


SECTION 6. DISCOVERY PERIOD

If the Insurer shall cancel or refuse to renew (refusal to renew is hereafter referred to as non-renewal) this policy, the Corporation or the Insureds shall have the right, upon payment of the additional premium of 75% of the premium hereunder, to an extension of the cover granted by this policy to report any claim or claims in accordance with Section 3, which claim or claims are made against the Insureds during the period of twelve (12) months after the effective date of cancellation or non-renewal, herein called the Discovery Period, but only for any Wrongful Act committed before the effective date of such cancellation or non-renewal and otherwise covered by this policy.

This right shall terminate, however, unless the Corporation or the Insureds provide written notice of such election together with the payment of the additional premium due and this is received by the Insurer at the address shown in Section 4 within ten (10) days after the effective date of cancellation or non-renewal.

Discovery Period wherever used in this policy shall also mean optional extension period or extended reporting period as defined by the policy stated in Item 8 of the Declarations.

The offer by the Insurer of renewal terms, conditions, limits of liability and/or premiums different from those of the expiring policy shall not constitute non-renewal.

The provisions of this Section 6 and the rights granted herein to the Corporation or the Insureds shall not apply to any cancellation resulting from non-payment of premium.


SECTION 7. NUCLEAR ENERGY LIABILITY EXCLUSION

It is agreed that:

A.   This policy does not apply:

     1.  Under any Liability Coverage, to bodily injury or property damage

         a. with respect to which an Insured under this policy is also an Insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or

         b. resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the Insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or an agency thereof, under any agreement entered into by the United States of America, or any agency thereof with any person or organization.

     2. Under any Medical Payments coverage, or under any Supplementary Payments provision relating to first aid, to expenses incurred with respects to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

     3. Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material, if

         a. the nuclear material (l) is at any nuclear facility owned by, or operated by or on behalf of an Insured or (2) has been discharged or dispersed therefrom;

         b. the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an Insured, or

         c. the bodily injury or property damage arises out of the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to property damage to such nuclear facility and any property thereat.

     As used in this exclusion:

     "hazardous properties" include radioactive, toxic or explosive properties;

     "nuclear material" means source material, special nuclear material or by-product material;

     "source material," "special nuclear material," and by-product material have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

     "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

     "waste" means any waste material (l) containing by-product material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph
     (l) or (2) thereof;

     "nuclear facility" means

     (1) any nuclear reactor,

     (2) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

     (3) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the Insured and the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

     (4) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, and operations conducted on such site and all premises used for such operations;

     "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain critical mass of fissionable material, "property damage" includes all forms of radioactive contamination of property.


SECTION 8. ACTION AGAINST THE INSURER

No action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the Corporation's obligation to pay and/or the Insureds' obligation to pay have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Corporation and/or the Insureds, the claimant and the Insurer.

Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the Insurer as a party to any action against the Corporation and/or Insureds to determine the Insureds' liability, nor shall the Insurer be impleaded by the Corporation and/or Insureds or their legal representatives. Bankruptcy or insolvency of the Corporation or the Corporation's estate, or bankruptcy or insolvency of the Insureds or the Insureds' estate shall not relieve the Insurer of any of its obligations hereunder.

IN WITNESS WHEREOF, the Insurer designated on the Declarations page has caused this policy to be signed by its President and Secretary and countersigned on the Declarations page by a duly authorized representative of the Insurer.


         SIGNATURE ILLEGIBLE                     SIGNATURE ILLEGIBLE

              Secretary                                President

[LOGO OF THE ST PAUL APPEARS HERE]

                                ENDORSEMENT #3

The following spaces preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

--------------------------------------------------------------------------------
    ATTACHED TO AND FORMING      *EFFECTIVE DATE OF         *ISSUED TO
      PART OF POLICY NO.           ENDORSEMENT
  900DX0158
--------------------------------------------------------------------------------


                  SCHEDULED ATTACHMENTS TO POLICY ENDORSEMENT


In consideration of the premium charged, it is hereby understood and agreed that the Insurer has relied upon the material listed in the following schedule. It is further understood and agreed that the material listed below is attached to and forms a part of the policy.

                                  -SCHEDULE-

1) Warranty Letter signed by W. Bruce Lunsford, President and Chief Executive Officer, dated September 28, 1995.

2)   Copy of the Joint Proxy Statement dated August 11, 1995.

3)   1994 Vencor, Inc. Annual Report.

4)   1994 Vencor, Inc. form 10-k.

5)   1995 Vencor, Inc. form 10-Q.

6)   List of Subsidiaries.



and that this aforementioned material shall be retained on file by the Insurer and be deemed attached hereto and made a part of this application and policy by reference.








Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.



                                 In Witness Whereof, the Company has caused this
*Agency Name and Address         endorsement to be signed by a duly authorized
                                 representative of the Company.



                                 -----------------------------------------------
                                               Authorized Representative

[LOGO OF THE ST PAUL APPEARS HERE]

                                ENDORSEMENT #2

The following spaces preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

--------------------------------------------------------------------------------
    ATTACHED TO AND FORMING     *EFFECTIVE DATE OF        *ISSUED TO
      PART OF POLICY NO.           ENDORSEMENT
  900DX0158
--------------------------------------------------------------------------------


      In consideration of the premium charged, it is hereby understood and agreed that this policy does not follow form with Endorsement #13 of the policy referenced in Item 8 of the Declarations and that this endorsement is deleted in its entirety.











Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.


                                 In Witness Whereof, the Company has caused this
*Agency Name and Address         endorsement to be signed by a duly authorized
                                 representative of the Company.




                                 -----------------------------------------------
                                               Authorized Representative

[LOGO OF THE ST PAUL APPEARS HERE]

                                ENDORSEMENT #1

The following spaces preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

--------------------------------------------------------------------------------
    ATTACHED TO AND FORMING     *EFFECTIVE DATE OF         *ISSUED TO
      PART OF POLICY NO.           ENDORSEMENT
  900DX0158
--------------------------------------------------------------------------------

                    PRIOR AND PENDING LITIGATION EXCLUSION
                                M1150 Ed. 3-90


In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for loss in connection with any claim or claims made against the Insured(s) arising from any prior or pending litigation as of 9-28-95, as well as all future claims or litigation based upon the pending or prior litigation or derived from the same or essentially the same facts (actual or alleged) that gave rise to the prior or pending litigation.








Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.


                                 In Witness Whereof, the Company has caused this
*Agency Name and Address         endorsement to be signed by a duly authorized
                                 representative of the Company.




                                 -----------------------------------------------
                                               Authorized Representative